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EXHIBIT 10.23

        3 PEA TECHNOLOGIES, INC. CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
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                                    EXHIBIT A
                             3PEA TECHNOLOGIES, INC.
                 CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT
                           __________________________

                                  INSTRUCTIONS
Two original copies of the Purchase Agreement and Exhibits B, C and D attached to the Agreement should be completed, executed and delivered to the Company at 3 Pea Technologies, Inc., 3068 E. Sunset Road, Suite 3, Las Vegas, Nevada 89120.

Upon Acceptance, the Company will execute both copies of the Agreement and return one to you for your records. Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to Investor at the Closing. At the Closing, upon receipt of agreed amount, the Company shall deliver to Investor the Note against payment of the purchase price therefore by check, wire transfer, or a combination thereof.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. PURCHASES OF THESE SECURITIES SHOULD BE CONSIDERED ONLY BY PERSONS OR ENTITIES WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT.

THE SECURITIES OFFERED HEREUNDER ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, RULE 506, ADOPTED UNDER SUCH ACT, AS WELL AS IN RELIANCE UPON THE "PRIVATE PLACEMENT" EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT.

         THIS OFFERING MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE PERSON WHOSE NAME APPEARS IN THE APPROPRIATE SPACE PROVIDED ABOVE. DELIVERY OF THIS MEMORANDUM TO ANYONE OTHER THAN THE PERSON NAMED ABOVE IS UNAUTHORIZED AND ANY REPRODUCTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR ANY DIVULGENCE OF ITS CONTENTS, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED.

         THIS OFFERING INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS WHO CAN AFFORD A LOSS OF THEIR INVESTMENT.

         THIS OFFER CAN BE WITHDRAWN AT ANY TIME BEFORE CLOSING AND IS SPECIFICALLY MADE SUBJECT TO THE CONDITIONS DESCRIBED IN THIS AGREEMENT IN CONNECTION WITH THE OFFERING. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOCATE TO ANY PROSPECTIVE INVESTOR LESS THAN THE NUMBER OF SHARES APPLIED FOR BY SUCH INVESTOR.



                                       1

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                 CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

          THIS CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT ("Purchase Agreement") dated as of April 21, 2005, is entered into between 3Pea Technologies, Inc., a Nevada corporation (the "COMPANY" or "3PEA"), and Palomar Engineering Defined Benefit Plan ("Investor").

          WHEREAS, 3PEA is seeking up to $7,000,000 in loans in the form of Convertible Promissory Notes (the "Note" or "Notes"); and

          WHEREAS, Investor desires to invest in 3PEA by purchasing the Notes upon the terms and subject to the conditions set forth in this Agreement, and 3PEA desires such an investment; and

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          As used in this Agreement, the following terms shall have the following meanings:

          "TRANSACTION DOCUMENTS" means this Agreement, the Note, the Accredited Investor Certificate attached hereto as EXHIBIT C and all other certificates, documents, agreements and instruments delivered to Investor under or in connection with this Agreement.


                                   ARTICLE II

                            PURCHASE AND SALE OF NOTE

          SECTION 2.01 SALE AND ISSUANCE OF NOTE. Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to Investor at the Closing, one Note in the principal amount of Ten Thousand Dollars ($10,000.00) (the "NOTE") upon receipt of such amount.

          SECTION 2.02 CLOSING. At the Closing, the Company shall deliver to Investor the Note against payment of the purchase price therefore by check, wire transfer, or a combination thereof.


                                   ARTICLE III

                                TERMS OF THE NOTE

          SECTION 3.01 INTERESTS. Interest shall accrue on the unpaid principal amount of each Note from the date of such Note until the maturity thereof, at a rate of 6.0% per annum. Interest shall be computed as simple annual interest on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable. Interest accrued on a particular Note will be forgiven upon conversion of such Note into shares of Common Stock.

          SECTION 3.02 REPAYMENT OF THE NOTES. The principal amount and accrued interest outstanding under each Note hereunder shall be due and payable on or before the second anniversary of the date of issuance of such Note (the "MATURITY DATE"), unless earlier prepaid under Section 3.03, converted under
Section 3.05 (in which event interest will be forgiven).

          SECTION 3.03 PREPAYMENTS. 3PEA may, upon prior notice to Investor not later than 10 Business Days prior to the date of prepayment, prepay the outstanding principal amount and interest under the Note, without premium or penalty. The notice given of any prepayment shall specify the date and amount of the prepayment and the date of the Note to which such prepayment shall be applied. The Investor shall have the right to convert note upon notice of prepayment within the notice period.

          SECTION 3.04 PAYMENTS. 3PEA shall make payment under the Notes, unconditionally and in full without set-off, counterclaim or other defense, not later than 5:00 p.m. (Pacific Standard Time) on the Maturity Date in Dollars and in immediately available funds, at the address of Investor (as set forth in Section 8.02 below, which may be amended from time to time in accordance therewith), or to such other office and account of Investor as it from time to time shall designate in a written notice to 3PEA.

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           SECTION 3.05 UNSECURED NOTES. The Notes are general, unsecured obligations, PARI PASSU in right of payment to all of our existing and future senior debt except for any secured indebtedness. Holders of any secured indebtedness would have claims that are superior to your claims as a holder of the Notes to the extent of the value of the assets securing such other indebtedness. If we become insolvent, file for bankruptcy, reorganize our business or close down, the assets which serve as collateral for any secured indebtedness would be available to satisfy the obligations under the secured indebtedness before any payments were to be made on the Notes.

          SECTION 3.06 CONVERSIONS OF NOTES.

                  (a) RIGHT TO CONVERT. Investor may convert note between April 21, 2006 and April 21, 2007 subject to and upon compliance with the provisions of this Agreement. Investor shall have the right, at its option, to convert the outstanding principal amount under the Note, into the number of fully paid and non-assessable shares of 3PEA Common Stock. This number is obtained by dividing the principal amount under such Note surrendered for conversion by the Conversion Price (as defined below).

                  (b) EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS. In order to exercise the right to conversion with respect to a Note, Investor shall surrender the Note and shall give written notice of conversion to 3PEA that Investor elects to convert the Note in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of 3PEA Common Stock which shall be issued.

          As promptly as practicable, but in no event more than 15 Business Days after satisfaction of the requirements for conversion set forth above, 3PEA shall issue and shall deliver to Investor, a certificate or certificates for the number of full shares issuable upon conversion. A check or cash will be issued for any fractional shares.

                  (c) CONVERSION PRICE. The "CONVERSION PRICE" shall be $1.00, unless the Company has, during the offering period, sold its capital stock for a lower price in which case such Note will convert at the lower of $1.00 or such lower price, and

                  (d) FUNDAMENTAL CHANGES. In case any transaction or event (including without limitation, any merger, consolidation, combination, recapitalization, sale of assets, tender or exchange offer, reclassification, compulsory share exchange or liquidation) shall occur in which all or substantially all outstanding shares of Common Stock are converted into or exchanged or acquired for or constitute the right to receive stock, other securities, cash, property or assets (each, a "FUNDAMENTAL CHANGE"), the holder of this Note outstanding immediately prior to the occurrence of such Fundamental Change shall have the right upon any subsequent conversion to receive (but only out of legally available funds, to the extent required by applicable law) the kind and amount of stock, other securities, cash, property or assets that such holder would have received if such share had been converted immediately prior thereto.

             (e) STOCK SPLITS AND COMBINATIONS. In case the Company shall at any time or from time to time after the Closing Date (A) subdivide or split the outstanding shares of Common Stock, (B) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares or (C) issue by reclassification of the shares of Common Stock any shares of Capital Stock of the Company, then, and in each such case, the Conversion Price and number of shares in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of this Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the occurrence of any of the events described above, had such Note been surrendered for conversion immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subparagraph (i) shall become effective at the close of business on the day upon which such corporate action becomes effective. Such adjustment shall be made successively whenever any event listed above shall occur. The abovementioned will also apply to the Warrant options.

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                  (f) RESERVATION OF SHARES; SHARES TO BE FULLY PAID. 3PEA shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Notes as such Notes are presented for conversion. From the execution of this Agreement, 3PEA will take all corporate action which may, in the opinion of its counsel, be necessary in order that 3PEA may validly and legally issue shares of such 3PEA Common Stock at such adjusted Conversion Price.

          3PEA covenants that all shares of 3PEA Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by 3PEA.

          SECTION 3.07 ISSUANCE OF FUTURE WARRANT in order to induce the Purchaser to enter into the aforesaid loan transaction and to make said loan to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

         (a) Issuance of Warrant at conversion date of Note or upon repayment

         (b) The Warrant will represent one share for each dollar invested.

         (c) Upon the Note conversion date between April 21, 2006 and April 21, 2007, the Company will issue to the Investor a warrant (the "WARRANT") to purchase shares of Common Stock of the Company (such shares of Common Stock shall be available at $1.50 with an exercise period between April 21, 2006 and April 21, 2008.

          SECTION 3.08 TAXES ON PAYMENTS. 3PEA will not be responsible for any income tax of Investor for interest due on the Note, or stamp duty or other tax due on conversion of the Note into shares of Common Stock.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF 3PEA. 3PEA hereby represents and warrants to Investor that:

                  (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

                  (b) CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                       (i) COMMON STOCK. 100,000,000 shares of Common Stock of which, 20,394,800 shares are outstanding.

                       (ii) The outstanding shares of Common Stock have all been duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

                  (c) AUTHORIZATION. The execution, delivery and performance of the Transaction Documents and any other agreement contemplated hereunder by 3PEA have been duly authorized by all necessary corporate action of 3PEA. The shares of Common Stock to be issued upon conversion of the Notes have been or will be duly authorized by all necessary corporate action of 3PEA, and, upon issuance and payment therefor, will be validly issued, fully paid and non-assessable, and issued, upon Investor making appropriate written investment representations to 3PEA upon the conversion of each Note into shares of Common Stock as provided in this Agreement, in compliance with the qualification and registration requirements or exemptions therefrom under all applicable state and federal securities laws.

                  (d) APPROVALS AND CONSENTS. No approval, consent or authorization of any natural person, firm, corporation or Governmental Authority which has not heretofore been obtained is necessary for the execution or delivery of this Agreement.

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                  (e) OFFERING. Subject in part to the truth and accuracy of
Investor's representations set forth in Section 4.02 of this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                  (f) LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                  (g) DISCLOSURE. The Company has provided Investor with all the information that it has requested for deciding whether to purchase the Notes.

                  (h) TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all Liens.

                  (i) FINANCIAL STATEMENTS. 3PEA has furnished Investor with the the audited balance sheets of 3PEA Technologies, Inc. (A Development Stage Company) as of December 31, 2003 and 2002, and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 2003 and 2002 and the period from February 21, 2001 (Date of Inception) through December 31, 2003. 3PEA has also provided investor with the interim unaudited financial statements as of September 30, 2004

                  (j) TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof.

          SECTION 4.02 REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor hereby represents and warrants to 3PEA that:

                  (a) AUTHORIZATION. Investor has full power and authority to enter into this Agreement and the Transaction Documents, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

                  (b) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Investor in reliance upon its representation to 3PEA, which by its execution hereof Investor hereby confirms, that the Notes to be received by it, the Common Stock issuable upon conversion of the Notes will be acquired for investment for its own account. By executing this Agreement, Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                  (c) DISCLOSURE OF INFORMATION. Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Notes. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes, and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section
4.01 of this Agreement or the right of Investor to rely thereon.

                  (d) INVESTMENT EXPERIENCE. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Notes. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Notes.

                  (e) RESTRICTED SECURITIES. Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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                  (f) LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                       (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Securities Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Securities Act."

                       (ii) Any legend required by the laws of the State of Nevada


                                    ARTICLE V

                                   CONDITIONS

          SECTION 5.01 CONDITIONS OF INVESTOR AT THE CLOSING. The obligation of Investor to purchase the Notes at the Closing shall be subject to the satisfaction of each of the following conditions:

                  (a) The representations and warranties of 3PEA contained in
Section 4.01 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  (b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.


          SECTION 5.02 CONDITIONS OF 3PEA. The obligations of the Company to Investor under this Agreement are subject to each of the following conditions:

                  (a) The representations and warranties of Investor contained in Section 4.02 shall be true on and as of the Closing as though such representations and warranties had been made on and as of such dates.

(b) Investor shall have funded the principal amount of the Notes as specified in Sections 2.01

                                   ARTICLE VI

                                    COVENANTS

          SECTION 6.01 AFFIRMATIVE COVENANTS. So long as any of the Notes shall remain unpaid, 3PEA agrees that:

                  (a) PRESERVATION OF EXISTENCE. 3PEA will maintain and preserve, through itself or any successor to its business, its corporate existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its material properties.

                  (b) PAYMENT OF TAXES. 3PEA will pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of 3PEA, except to the extent such taxes, fees, assessments or governmental charges or levies, or such claims, are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with generally accepted accounting principles.

                  (c) COMPLIANCE WITH LAWS. 3PEA will comply in all material respects with the requirements of all applicable laws.

                  (d) MAINTENANCE OF PROPERTIES. 3PEA will use commercially reasonable efforts to maintain and preserve all of its material properties.

                  (e) LICENSES. 3PEA will use commercially reasonable efforts to obtain and maintain all licenses.

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                  (f) PLACE OF BUSINESS. The Company shall provide Investor
prompt written notice of any change in the location of its principal place of business and its chief executive office from 3068 E. Sunset Road, Suite 3, Las Vegas, Nevada 89120

                  (h) VISIT RIGHTS. The Company shall permit Investor, at Investor's expense, to visit the Company's office, and to discuss the Company's affairs, finances and accounts with its officers upon mutually acceptable arrangements.


                                   ARTICLE VII

                                EVENTS OF DEFAULT

          SECTION 7.01 EVENTS OF DEFAULT. Any of the following events that shall occur shall constitute an "EVENT OF DEFAULT":

                  (a) PAYMENTS. 3PEA shall fail to pay when due any amount of principal of, or interest on, any Note, or any other amount payable under any Transaction Document, and such failure shall remain unremedied by 3PEA for a period of 30 days following the date of notice that such payment is due.

                  (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty by 3PEA in the Transaction Documents shall prove to have been incorrect in a material respect when made or deemed made.

                  (c) FAILURE BY 3PEA TO PERFORM CERTAIN COVENANTS. 3PEA shall fail to perform or observe any material term, covenant or agreement contained in this Agreement and any such failure shall remain unremedied for a period of 30 days from the notice by Investor of the occurrence thereof.

          SECTION 7.02 CURES. Upon each of such Event of Default, the Company shall have thirty (30) days to cure such default after receipt of written notice of default from Investor specifying the nature of the Company's default. If the Company is unable to cure its default within such thirty (30) day period, Investor may, at its option, accelerate repayment of the Outstanding Balance in which case the Outstanding Balance shall be due and payable immediately. Upon any default of the Company hereunder, Investor may pursue any remedies that are available to it.


                                  ARTICLE VIII

                                  MISCELLANEOUS

          SECTION 8.01 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of 3PEA and Investor.

          SECTION 8.02 NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing. All notices shall be sent via FedEx Standard overnight delivery with signature confirmation to the address below or as revised in writing by the parties.

To Investor:

To: Palomar Engineering Defined Benefit Plan
Address: 1117 Desert Lane, Suite 1427, Las Vegas, NV 89102
Attn: Don Wetzel

To the Company:

3Pea Technologies, Inc.
3068 E. Sunset Road, Suite 3
Las Vegas, Nevada 89120
Attn: Mark R. Newcomer
Fax: (702) 453-2223

          SECTION 8.03 SURVIVALS. All covenants, agreements, representations and warranties made herein shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, the execution and delivery of the Notes, and shall continue in full force and effect so long as Investor has any commitment, any Notes remain outstanding or unpaid or any obligation to perform any other act under this Agreement or the Transaction Documents otherwise remains unsatisfied.

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          SECTION 8.04 BENEFITS OF AGREEMENT. The Transaction Documents are
entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, any Transaction Document.

          SECTION 8.05 BINDING EFFECT; ASSIGNMENT. This Agreement shall become effective when it shall have been executed by 3PEA and Investor and thereafter shall be binding upon, inure to the benefit of and be enforceable by 3PEA, Investor and their respective successors and assigns.

          SECTION 8.06 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the law of the State of Nevada.

          SECTION 8.07 ENTIRE AGREEMENTS. This Agreement and the documents referred to herein constitute the entire agreement between the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

          SECTION 8.08 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          SECTION 8.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 8.10 PUBLIC ANNOUNCEMENTS. Neither party shall use the other's name nor refer to the other directly or indirectly in connection with the investment contemplated herein in any advertisement, news release or professional or trade publication, or in any other manner, unless otherwise required by law, or with prior written consent.

          SECTION 8.11 DISPUTE RESOLUTION. The parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party shall nominate one officer as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

          SECTION 8.12 BLUE SKY NOTICES:

         IT IS ANTICIPATED THAT THE SECURITIES DESCRIBED HEREIN MAY BE OFFERED FOR SALE IN SEVERAL STATES. THE SECURITIES BLUE SKY LAWS OF SOME OF THOSE STATES REQUIRE THAT CERTAIN CONDITIONS AND RESTRICTIONS RELATING TO THE OFFERING BE DISCLOSED. A DESCRIPTION OF THE RELEVANT CONDITIONS AND RESTRICTIONS REQUIRED BY THE STATES IN WHICH THE COMPANY MAY OFFER ITS SECURITIES FOR SALE IS SET FORTH BELOW.

          SECTION 8.13 STATE NOTICE REQUIREMENTS

NOTICE REQUIREMENTS IN STATES WHERE SHARES MAY BE SOLD ARE AS FOLLOWS:

         FOR ALABAMA RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF ANY PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE PURCHASE PRICE OF THE INTEREST ACQUIRED BY A NON-ACCREDITED INVESTOR RESIDING IN THE STATE OF ALABAMA MAY NOT EXCEED 20% OF THE PURCHASER'S NET WORTH.

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          FOR ALASKA RESIDENTS: THE SECURITIES OFFERED, HAVE BEEN REGISTERED
WITH THE ADMINISTRATOR OF SECURITIES OF THE STATE OF ALASKA UNDER PROVISIONS OF 3 AAC 08.500-3 AAC 08,506. THE INVESTOR IS ADVISED THAT THE ADMINISTRATOR WILL MAKE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE ADMINISTRATOR. THE FACT OF REGISTRATION DOES NOT MEAN THAT THE ADMINISTRATOR HAS PASSED AN ANY WAY UPON THE MERITS. RECOMMENDED, OR APPROVED THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A VIOLATION OF A. S. 45.55.170.

         THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

         FOR ARIZONA RESIDENTS: THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF ARIZONA, AS AMENDED, AND ARE OFFERED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION PURSUANT TO A.R.S. SECTION 44-1844(1). THE SECURITIES CANNOT BE RESOLD UNLESS REGISTERED UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.

         FOR ARKANSAS RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 14(b)(14) OF THE ARKANSAS SECURITIES ACT AND
SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THE PURCHASE PRICE OF THE INTEREST ACQUIRED BY AN UNACCREDITED INVESTOR RESIDING IN THE STATE OF ARKANSAS MAY NOT EXCEED 20% OF THE PURCHASER'S NET WORTH.

         FOR CALIFORNIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR COLORADO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR CONNECTICUT RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR DELAWARE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 7309(b)(9) OF THE DELAWARE SECURITIES ACT AND RULE 9(b)(9)(11) THEREUNDER. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION IS AVAILABLE.

         FOR FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SAID PURCHASER, WHICHEVER OCCURS LATER.

         FOR GEORGIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933, AS AMENDED, OR SECTION 10-5-5 OF THE GEORGIA SECURITIES ACT OF 1973 AND ARE BEING SOLD IN RELIANCE UPON EXEMPTION S THEREFROM. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 20% OF THE INVESTOR'S NET WORTH.

         FOR HAWAII RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE HAWAII UNIFORM SECURITIES ACT (MODIFIED), BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING.

         THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR IDAHO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IDAHO SECURITIES ACT (THE "ACT") AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF IDAHO ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVERSOR'S NET WORTH.
         FOR ILLINOIS RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         FOR INDIANA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
SECTION 3 OF THE INDIANA BLUE SKY LAW AND ARE OFFERED PURSUANT TO AN EXEMPTION PURSUANT TO SECTION 23-2-1-2(b)(10) THEREOF AND MAY BE TRANSFERRED OR RESOLD ONLY IF SUBSEQUENTLY REGISTERED OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         INDIANA REQUIRES INVESTOR SUITABLY STANDARDS OF A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS, AND AUTOMOBILES) OF THREE TIMES THE INVESTMENT BUT NOT LESS THAN $75,000 OR A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS, AND AUTOMOBILES) OF TWICE THE INVESTMENT BUT NOT LESS THAN $30,000 AND GROSS INCOME OF $30,000.

         FOR IOWA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IOWA UNIFORM SECURITIES ACT (THE "ACT") AND ARE OFFERED PURSUANT OF A CLAIM OF EXEMPTION UNDER SECTION 502.203(9) OF THE ACT REQUIRING SALES TO ACCREDITED INVESTORS ONLY. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         FOR KANSAS RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE KANSAS SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR KENTUCKY RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF KENTUCKY, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR LOUISIANA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LOUISIANA SECURITIES LAW, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 25% OF THE INVESTORS NET WORTH.

         FOR MAINE RESIDENTS: THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

         FOR MARYLAND RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MARYLAND SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR MASSACHUSETTS RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR MICHIGAN RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
SECTION 451.701 OF THE MICHIGAN UNIFORM SECURITIES ACT (THE "ACT") AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF MICHIGAN ONLY IF REGISTERED PURSUANT OF THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR'S NET WORTH.
         FOR MINNESOTA RESIDENTS: THE SECURITIES REPRESENTED BY THIS MEMORANDUM HAVE NOT BEEN REGISTERED UNDER CHAPTER 80a OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR NOT OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION, OR AN EXEMPTION THEREFROM.

         FOR MISSISSIPPI RESIDENTS: THE SECURITIES, IF OFFERED, MUST BE OFFERED PURSUANT OF A CERTIFICATE OF REGISTRATION ISSUED BY THE SECRETARY OF STATE OF MISSISSIPPI PURSUANT TO RULE 477, WHICH PROVIDES A LIMITED REGISTRATION PROCEDURE FOR CERTAIN OFFERINGS. THE SECRETARY OF STATE DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES THE SECRETARY OF STATE PASS UPON THE TRUTH, MERITS, OR COMPLETENESS OF ANY OFFERING MEMORANDUM FILED WITH THE SECRETARY OF STATE, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         FOR MISSOURI RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MISSOURI UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR MONTANA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF MONTANA, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR NEBRASKA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF NEBRASKA, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR NEVADA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEVADA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR NEW HAMPSHIRE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW HAMPSHIRE UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTORS NET WORTH.
         FOR NEW JERSEY RESIDENTS: THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. NOR HAS THIS DOCUMENT REFLECTING THE WITHIN OFFERING HAS BEEN FILED WITH THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         FOR NEW MEXICO RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES BUREAU OF THE NEW MEXICO DEPARTMENT OF REGULATION AND LICENSING, NOR HAS THE SECURITIES BUREAU PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         FOR NEW YORK RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, IF SUCH REGISTRATION IS REQUIRED.

         THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         PURCHASE OF THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

         FOR NORTH CAROLINA RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES ARE SUBJECT TO RESTRICTIONS OR TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR SOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATUTE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE INVESTMENT IS SUITALBE IF IT DOES NOT EXCEED 10% OF THE INVESTOR'S NET WORTH.
         FOR NORTH DAKOTA RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         FOR OHIO RESIDENTS: THESE CECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE OHIO SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR OKLAHOMA RESIDENTS: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR THE OKLAHOMA SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

          FOR OREGON RESIDENTS: THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED WITH THE CORPORATION COMMISSIONER OF THE STATE OF OREGON UNDER PROVISIONS OF OAR 815 DIVISION 36. THE INVESTOR IS ADVISED THAT, IF FILED, THE COMMISSIONER WILL ONLY MAKE A CURSORY REVIEW OF THE REGISTRATION STATEMENT. THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE COMMISSIONER.

         THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

         FOR PENNSYLVANIA RESIDENTS; THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER SECTION 201 OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "ACT") AND MAY BE RESOLD BY RESIDENTS OF PENNSYLVANIA ONLY IF REGISTERED PURSUANT OF THE PROVISIONS OF THAT ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(d),(f),(p), OR (R), DIRECTLY FROM AN ISSUER OR AFFILIATE OF AN ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE/SHE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

         NEITHER THE PENNSYLVANIA SECURITIES COMMISSION NOR ANY OTHER AGENCY HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         FOR RHODE ISLAND RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE BLUE SKY LAW OF RHODE ISLAND, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR SOUTH CAROLINA RESIDENTS: IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATIONS OF THE PERSON OR ENTITY CREATING THE SECURITIES AND TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         FOR SOUTH DAKOTA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47-31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM, OR OPERATION OF LAW.

         EACH SOUTH DAKOTA RESIDENT PURCHASING ONE OR MORE SHARES MUST WARRANT THAT HE HAS EITHER (1) MINIMUM NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF $30,000 AND A MINIMUM ANNUAL GROSS INCOME OF $30,000 OR (2) A MINIMUM NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF $75,000. ADDITIONALLY, EACH INVESTOR WHO IS NOT AN ACCREDITED INVESTOR OR WHO IS AN ACCREDITED INVESTOR SOLELY BY REASON OF HIS NET WORTH, INCOME OR AMOUNT OF INVESTMENT, SHALL NOT MAKE AN INVESTMENT IN THE PROGRAM IN EXCESS OF 20% OF HIS NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES).

         FOR TENNESSEE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TENNESSEE SECURITIES ACT OF 1980, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR TEXAS RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TEXAS SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR'S NET WORTH.
         FOR UTAH RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE UTAH UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED LIABILITY OF THE OFFERING.

         THE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR VERMONT RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE VERMONT SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS HEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR VINGINIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE VIRGINIA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR WASHINGTON RESIDENTS: THIS OFFERING HAS NOT BEEN REVIEWED OR APPROVED BY THE WASHINGTON SECURITIES ADMINISTRATOR, AND THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT (THE "ACT") OF WASHINGTON CHAPTER 21.20 RCW AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF WASHINGTON ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

         FOR WEST VIRGINIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE WEST VIRGINIA UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR WISCONSIN RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE WISCONSIN UNIFORM SECURITIES LAW, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING.

         THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         FOR WYOMING RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE WYOMING UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

(COMPANY)

3PEA TECHNOLOGIES, INC.

By: /s/ Mark R. Newcomer                     Date: April 21, 2005
     -----------------------------------           -----------------------------
Name: Mark R. Newcomer
     -----------------------------------
Title: Chief Executive Officer
     -----------------------------------


(INVESTOR)




By: /s/ Don Wetzel                           Date: April 21, 2005
    ------------------------------------           -----------------------------
Name:  Don Wetzel
    ------------------------------------
Title: Trustee
    ------------------------------------




          --SIGNATURE PAGE TO THE CONVERTIBLE NOTE PURCHASE AGREEMENT--

                                    EXHIBIT B
                                                             (TABLE OF CONTENTS)
                                      NOTE

                             3PEA TECHNOLOGIES, INC.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED FOR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IS AN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.


$10,000.00                                                        April 21, 2005
Las Vegas, Nevada

          FOR VALUE RECEIVED, 3 PEA TECHNOLOGIES, INC., a Nevada corporation ("MAKER" or "3PEA"), promises to pay to the order of Palomar Engineering Defined Benefit Plan ("HOLDER"), the principal sum of Ten Thousand Dollars ($10,000.00), together with interest from the date of this Note on the unpaid principal balance at a rate of 6.0% per annum. Interest shall be computed as simple annual interest on the basis of a year of 360 days for the actual number of days occurring in the period for which such commitment fee or interest is payable. Payment shall be made by Maker to Holder at the address of 1117 Desert Lane, Suite or to such other address of Holder as it shall designate in a written notice to Maker.

          This Note is issued pursuant to that certain Purchase Agreement dated as of April 21, 2005, between Maker and Holder ("Agreement"). Terms used herein have the meanings assigned to those terms in the Agreement, unless otherwise defined herein.

          The terms of payment of principal and accrued interest shall be in accordance with the terms and conditions of the Agreement. Payment shall be made in lawful tender of the United States and shall be credited first to accrued interest then due and payable with the remainder applied to principal. Prepayment of the principal, together with accrued interest, may be made at any time without penalty or premium, subject to Section 3.03 of the Agreement.

          The unpaid principal on this Note (or any portion thereof) shall be convertible at the election of Holder into shares of 3PEA Common Stock pursuant to the terms and conditions set forth in the Agreement.

          If action is instituted to collect this Note, the party found to be in the wrong will pay all costs and expenses, including reasonable attorneys' fees, incurred in connection with such action. Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

          The holding of any provision of this Note to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions and the other provisions of this Note shall remain in full force and effect.

          This Note shall be construed in accordance with the laws of the state of Nevada, without regard to the conflicts of law provisions of the state of Nevada or of any other state.

          The Maker has caused this Note to be issued as of the date first above written.


3PEA TECHNOLOGIES, INC.


By: /s/ Mark R. Newcomer
    ----------------------------------
Name: Mark R. Newcomer
    ----------------------------------
Title: Chief Executive Officer
    ----------------------------------